UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 22, 2022

EJF ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40113	98-1574021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2107 Wilson Boulevard, Suite 410 Arlington, Virginia	22201
(Address of Principal Executive Offices)	(Zip Code)
(703) 879-3292
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	EJFAU	The Nasdaq Stock Market LLC
Class A ordinary shares	EJFA	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EJFAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on September 15, 2021, EJF Acquisition Corp. (“EJFA”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among EJFA, Pagaya Technologies Ltd., a company organized under the laws of Israel (“Pagaya”), and Rigel Merger Sub Inc., a Cayman Islands exempted company and a direct, wholly-owned subsidiary of Pagaya (“Merger Sub”).  Pursuant to the Merger Agreement, on June 22, 2022, Merger Sub merged with and into EJFA (the “Merger”), with EJFA surviving the Merger as a wholly-owned subsidiary of Pagaya. As a result of the Merger, and upon consummation of the Merger and the other transactions contemplated by the Merger Agreement, the shareholders of EJFA became shareholders of Pagaya. The transactions set forth in the Merger Agreement, including the Merger, constituted a “Business Combination” as contemplated by EJFA’s Amended and Restated Memorandum and Articles of Association (the “Business Combination”).

Promptly after the consummation of the Merger, EJFA, as the surviving company of the Merger, merged into Rigel Merger Sub II, Ltd., another wholly-owned subsidiary of Pagaya and a Cayman Islands exempted company treated as a disregarded entity for U.S. federal income tax purposes (“Merger Sub II”), with Merger Sub II continuing as the surviving entity (such merger, the “Second-Step Merger”).  For U.S. federal income tax purposes, the Merger and the Second-Step Merger, together, are intended to be treated as a single integrated transaction, which qualifies as a “reorganization” within the meaning of Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (a) each Class B ordinary share of EJFA, par value $0.0001 per share (each, an “EJFA Class B Ordinary Share”), issued and outstanding immediately prior to the Effective Time, automatically converted into the right of the holder thereof to receive one Class A ordinary share of Pagaya, no par value (each, a “Pagaya Class A Ordinary Share”), after giving effect to a capital restructuring of Pagaya, (b) each Class A ordinary share of EJFA, par value $0.0001 per share (each, an “EJFA Class A Ordinary Share” and, together with the EJFA Class B Ordinary Shares, the “EJFA Ordinary Shares”), issued and outstanding immediately prior to the Effective Time, automatically converted into the right of the holder thereof to receive one Pagaya Class A Ordinary Share after giving effect to the capital restructuring and (c) issued and outstanding warrants of EJFA sold to the public in connection with the public offering of EJFA Units (the “EJFA Public Warrants”) and to Wilson Boulevard LLC (the “Sponsor”), a Delaware limited liability company, in a private placement in connection with EJFA’s initial public offering, automatically and irrevocably were assumed by Pagaya and converted into a corresponding warrant (a “Pagaya Warrant”) exercisable for one Pagaya Class A Ordinary Share in accordance with the terms of the Assignment, Assumption and Amendment Agreement, by and among Pagaya, EJFA and Continental Stock Transfer & Trust Company (“Continental”) (the “Amended Warrant Agreement”), which was entered into immediately prior to the Effective Time on June 22, 2022. A form of the Amended Warrant Agreement was filed as Exhibit 4.7 to Pagaya’s Registration Statement on Form F-4 filed with the U.S. Securities and Exchange Commission, and declared effective on May 20, 2022 (“Pagaya’s Form F-4”).

The Pagaya Class A Ordinary Shares and Pagaya Warrants began trading on The Nasdaq Capital Market under the symbols “PGY” and “PGYWW,” respectively, on June 23, 2022.

The foregoing summary of the material terms of the Business Combination and related agreements are further described in EJFA’s definitive proxy statement/prospectus dated May 26, 2022, filed with the SEC. The summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by the text of the Merger Agreement, which was filed with the SEC as Exhibit 2.1 to EJFA’s Current Report on Form 8-K filed on September 16, 2021, and is incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K and the description of the Amended Warrant Agreement contained therein is incorporated by reference into this Item 1.01. The summary of the Amended Warrant Agreement does not purport to be complete and is qualified in its entirety by the text of such agreement.

In connection with closing of the Business Combination on June 22, 2022, Pagaya, EJFA, the Sponsor and certain equityholders of Pagaya named therein (the “Shareholder Parties”) entered into an Amended and Restated Registration Rights Agreement, replacing EJFA’s and Pagaya’s existing registration rights agreements.  Pursuant to such Amended and Restated Registration Rights Agreement, Pagaya has agreed to file a registration statement, no later than 30 days following the closing date of the Business Combination, to register the resale of certain of the Pagaya Class A Ordinary Shares held by the Shareholder Parties as of the closing date of the Business Combination.  The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Registration Rights Agreement, a form of which is attached as Exhibit D to the Merger Agreement, filed as Exhibit 2.1 to EJFA’s Current Report on Form 8-K filed with the SEC on September 16, 2021, and is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the execution of the Amended and Restated Registration Rights Agreement, the Registration and Shareholder Rights Agreement, dated February 24, 2021, by and between the Sponsor and EJFA and the Registration Rights Agreement, dated March 17, 2021, by and between Pagaya and certain Pagaya shareholders, automatically terminated on June 22, 2022.

On June 22, 2022, in connection with the consummation of the Business Combination, EJFA terminated its Investment Management Trust Agreement, dated as of February 24, 2021, by and between Continental and EJFA, pursuant to which Continental invested the proceeds of EJFA’s initial public offering in a trust account and the funds of such account were used to make payments to redeeming shareholders of EJFA and to pay certain of EJFA’s expenses.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, EJFA notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had become effective and requested that Nasdaq delist the EJFA Units, EJFA Class A Ordinary Shares and EJFA Public Warrants.  Nasdaq halted trading of EJFA’s securities at market close on June 22, 2022 and filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting the EJFA Units, EJFA Class A Ordinary Shares and EJFA Public Warrants from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of EJFA occurred. Following the consummation of the Business Combination, EJFA became a wholly-owned subsidiary of Pagaya.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Merger Agreement, and effective as of the Effective Time, each of EJFA’s officers and directors resigned from any and all positions held by such individual as a corporate officer, director, manager and/or member of the board of directors (or any similar governing body)  and any committees thereof of EJFA, as applicable. These resignations were not a result of any disagreement between EJFA and the officers and directors on any matter relating to EJFA’s operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

At the Effective Time, EJFA’s Amended and Restated Memorandum and Articles of Association were amended and restated in connection with the Business Combination. Subsequent to the Second-Step Merger, Merger Sub II continued as the surviving entity.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1
Agreement and Plan of Merger, dated as of September 15, 2021, by and among Pagaya Technologies Ltd., EJF Acquisition Corp. and Rigel Merger Sub Inc. (incorporated by reference to Exhibit 2.1 of EJFA’s Current Report on Form 8-K filed with the SEC on September 16, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2022	Rigel Merger Sub II, Ltd. As successor by merger to EJF Acquisition Corp.

	By:	/s/ Gal Krubiner
Name: Gal Krubiner
Title: Sole Director